UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2015

TRAILBLAZER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52397	88-0409170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grant Morris Dodds, 2520 St Rose Parkway, Suite 319, Henderson NV 89074
 (Address of principal executive offices) (Zip Code)

(800) 787-5439
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

On February 13, 2015, Trailblazer Resources, Inc. (the "Company") dismissed BDO USA, LLP ("BDO") and engaged KLJ & Associates, LLP ("KLJ") as its independent registered public accounting firm through and with the approval of its Board of Directors.

Other than for the inclusion of a paragraph describing the uncertainty of the Company's ability to continue as a going concern, BDO's report on the Company's financial statements for the year ended December 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period preceding BDO's dismissal, there were: (i) no "disagreements" (within the meaning of Item 304(a) of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) except as noted below, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with its audit of the Company's financial statements for the year ended December 31, 2013, BDO reported the existence of material weaknesses in the Company's internal control over financial reporting to the Audit Committee of the Company. The material weaknesses relate to the fact that the Company has a lack of segregation of duties and does not have the internal resources to routinely prepare the Company's financial statements and lacks documentation of corresponding review procedures. These material weaknesses have not been corrected at this time due to the Company's limited number of employees and the lack of cash resources.

The Company has provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested BDO to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of BDO's letter dated February 16, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company's two most recent fiscal years and the subsequent interim period preceding KLJ's engagement, neither the Company nor anyone on its behalf consulted KLJ regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that KLJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" or "reportable event" (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of KLJ as the Company's independent registered public accounting firm, the Audit Committee considered all relevant factors, including that no non-audit services were previously provided by KLJ to the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document
16.1	Letter from BDO USA, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILBLAZER RESOURCES, INC.
February 16, 2015	By: /s/ Samuel W. Fairchild
Samuel W. Fairchild
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
16.1	Letter from BDO USA, LLP

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